                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): February 6, 1998
                                                  ----------------



                              CARVER CORPORATION
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            (Exact name of registrant as specified in its charter)

          Washington                       0-14482               91-1043157
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(State or other jurisdiction             (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)


     15300 Woodinville-Redmond Road, N.E., Suite A, Woodinville, WA 98072
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                   (Address of principal executive offices)


Registrant's telephone number, including area code:  (425) 482-3400
                                                    ----------------------------




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        (Former name or former address, if changed since last report.)



                                                                     Page 1 of 5
                                                 Exhibit Index Appears on Page 4

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ITEM 5. OTHER EVENTS.

Carver Corporation announced the resignations of Mr. Thomas C. Graham and Mr. John F. Vynne as directors of the Company effective January 21, 1998 so each can devote more time to their respective business. The Company also announced the resignation of Mr. Stephen M. Williams as a director of the Company effective January 27, 1998. Mr. Williams is pursuing other business opportunities which precludes his continued service as a director of the Company.

The Company also announced that it has been notified by the Nasdaq Stock Market that the Company's common stock will be delisted at the opening of business on March 27, 1998. Nasdaq's delisting notification is based on its review of the price data covering the ten consecutive trade dates prior to December 22, 1997 and determination that the Company's common stock has failed to maintain a closing bid price greater than or equal to $1.00. For continued listing on the Nasdaq National Market, the common stock must maintain a minimum bid price of $1.00 or, as an alternative if the bid price is less than $1.00, maintain net tangible assets of $4,000,000 and a market value of the public float of at least $3,000,000. Based upon the shares outstanding of its Common Stock, the market value of the Company's public float on January 27, 1998 was less than $3,000,000. Following delisiting, the Company expects its common stock to trade in the over-the-counter market on the electronic bulletin board of the National Association of Securities Dealers, Inc.

The text of the foregoing was incorporated into a press release which was released over Business Wire on January 28, 1998, a copy is attached.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CARVER CORPORATION


                                       By:  /s/ Debra L. Griffith
                                            ------------------------------
                                            Name:  Debra L. Griffith
                                            Title: Chief Financial Officer

DATE:  February 6, 1998

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                                 EXHIBIT INDEX

  EXHIBIT                     DESCRIPTION                      PAGE NO.
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
Exhibit 10.50      Press Release dated January 28, 1998


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